Exhibit 99.1
SERVICE PROPERTIES TRUST
Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

On December 16, 2025, Service Properties Trust, or SVC, sold five hotels with a total of 732 keys located in four states for a combined sales price of $75.5 million, excluding closing costs, pursuant to a previously disclosed agreement that SVC entered into to sell, in phases, 45 hotels with a total of 5,997 keys for a combined sales price of $432.0 million, excluding closing costs, or the 45 Hotel Sale Portfolio. SVC also sold one other hotel in the 45 Hotel Sale Portfolio on December 17, 2025 with a total of 138 keys for a sales price of $15.0 million, excluding closing costs. As previously reported on December 16, 2025, SVC sold a combined 38 hotels in the 45 Hotel Sale Portfolio with a total of 4,972 keys for a combined sales price of $336.7 million, excluding closing costs. SVC remains under agreement to sell the remaining hotel with a total of 155 keys for a sales price of $4.8 million, excluding closing costs. The closings of the hotels sold in the 45 Hotel Sale Portfolio as of December 17, 2025, are defined in these pro forma condensed consolidated financial statements as follows:

•Prior Closings:
◦12 hotels sold prior to September 30, 2025 with a total of 1,662 keys sold for a combined sales price of $116.5 million, excluding closing costs (previously reported on October 6, 2025).
•Subsequent Closings:
◦two hotels sold on October 15, 2025 with a total of 235 keys for a combined sales price of $10.0 million, excluding closing costs (previously reported on October 21, 2025).
◦one hotel sold on October 22, 2025 with a total of 152 keys for a sales price of $27.5 million, excluding closing costs (previously reported on October 28, 2025).
◦three hotels sold on October 29, 2025 with a total of 390 keys for a combined sales price of 29.0 million, excluding closing costs (previously reported on November 4, 2025).
◦four hotels sold on November 13, 2025 with a total of 459 keys for a combined sales price of $23.5 million, excluding closing costs (previously reported on November 18, 2025).
◦three hotels sold on November 19, 2025 with a total of 357 keys for a combined sales price of $26.0 million, excluding closing costs (previously reported on November 24, 2025).
◦eight hotels sold on December 4, 2025 with a total of 1,038 keys for a combined sales price of $57.0 million, excluding closing costs (previously reported on December 9, 2025).
◦five hotels sold on December 10, 2025 with a total of 679 keys for a combined sales price of $47.2 million, excluding closing costs (previously reported on December 16, 2025).
•Last Closings:
◦five hotels sold on December 16, 2025 with a total of 732 keys located in four states for a combined sales price of $75.5 million, excluding closing costs.
◦one hotel sold on December 17, 2025 with a total of 138 keys for a sales price of $15.0 million, excluding closing costs.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2025 reflects SVC’s financial position as if the sales of 32 hotels in the 45 Hotel Sale Portfolio sold from October 1, 2025 through December 17, 2025 were completed as of September 30, 2025. The following unaudited pro forma condensed consolidated statements of loss for the year ended December 31, 2024 and for the nine months ended September 30, 2025 reflect SVC’s results of operations as if the 44 hotels in the 45 Hotel Sale Portfolio sold from January 1, 2025 through December 17, 2025 were completed on January 1, 2024. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) SVC’s unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2025, and the notes thereto, included in SVC’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or the SEC, on November 5, 2025, and (ii) SVC’s consolidated financial statements for the year ended December 31, 2024, and the notes thereto, included in SVC’s Annual Report on Form 10-K filed with the SEC on February 26, 2025.

These unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and are not necessarily indicative of SVC’s expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in SVC’s portfolio of investments, capital structure, property level operating expenses and revenues, including returns received from SVC’s hotels or rents expected to be received pursuant to SVC’s existing leases or leases SVC may enter into, changes in interest rates and other reasons. Actual future results are likely to be different from amounts presented in these unaudited pro forma condensed consolidated financial statements and such differences may be significant.

SERVICE PROPERTIES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2025
(dollars in thousands, except per share data)

		Transaction Accounting Adjustments
	Historical	Subsequent Closings	Last Closings	Pro Forma
	(A)	(B)	(C)
ASSETS
Real estate properties:
Land	$1,740,833	$—	$—	$1,740,833
Buildings, improvements and equipment	6,136,065	—	—	6,136,065
Total real estate properties, gross	7,876,898	—	—	7,876,898
Accumulated depreciation	(2,433,658)	—	—	(2,433,658)
Total real estate properties, net	5,443,240	—	—	5,443,240
Acquired real estate leases and other intangibles, net	98,688	—	—	98,688
Assets of properties held for sale	564,539	(234,338)	(77,602)	252,599
Cash and cash equivalents	417,415	213,594	87,785	718,794
Restricted cash	23,817	—	—	23,817
Equity method investment	113,134	—	—	113,134
Due from related persons	12,680	3,310	870	16,860
Other assets, net	306,811	—	—	306,811
Total assets	$6,980,324	$(17,434)	$11,053	$6,973,943

LIABILITIES AND SHAREHOLDERS’ EQUITY
Unsecured debt, net	$3,680,358	$—	$—	$3,680,358
Secured debt, net	2,087,710	—	—	2,087,710
Accounts payable and other liabilities	537,909	—	—	537,909
Due to related persons	20,236	—	—	20,236
Liabilities of properties held for sale	6,203	(111)	(187)	5,905
Total liabilities	6,332,416	(111)	(187)	6,332,118

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $.01 par value; 200,000,000 shares authorized; 168,090,224 shares issued and outstanding	1,681	—	—	1,681
Additional paid in capital	4,562,706	—	—	4,562,706
Cumulative other comprehensive income	2,054	—	—	2,054
Cumulative net income	1,993,435	(17,323)	11,240	1,987,352
Cumulative common distributions	(5,911,968)	—	—	(5,911,968)
Total shareholders’ equity	647,908	(17,323)	11,240	641,825
Total liabilities and shareholders’ equity	$6,980,324	$(17,434)	$11,053	$6,973,943
The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

SERVICE PROPERTIES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS
For the Year Ended December 31, 2024
(amounts in thousands, except per share data)

		Transaction Accounting Adjustments
	Historical	Prior Closings	Subsequent Closings	Last Closings		Pro Forma
	(A)	(B)	(C)
Revenues:
Hotel operating revenues	$1,496,705	$(47,036)	$(99,020)	$(29,845)	(D)	$1,320,804
Rental income	400,223	—	—	—		400,223
Total revenues	1,896,928	(47,036)	(99,020)	(29,845)		1,721,027

Expenses:
Hotel operating expenses	1,274,153	(41,071)	(83,269)	(25,691)	(D)	1,124,122
Net lease operating expenses	19,817	—	—	—		19,817
Depreciation and amortization	371,786	(9,297)	(17,102)	(5,938)	(D)	339,449
General and administrative	40,239	—	—	—		40,239
Transaction related costs	6,894	—	—	—		6,894
Loss on asset impairment, net	56,212	—	—	—		56,212
Total expenses	1,769,101	(50,368)	(100,371)	(31,629)		1,586,733

Gain (loss) on sale of real estate, net	6,269	—	(17,323)	11,240	(E)	186
Interest income	4,052	—	—	—		4,052
Interest expense	(383,792)	—	—	—		(383,792)
Loss on early extinguishment of debt, net	(16,181)	—	—	—		(16,181)
Loss before income tax expense and equity in losses of an investee	(261,825)	3,332	(15,972)	13,024		(261,441)
Income tax expense	(1,402)	—	—	—		(1,402)
Equity in losses of an investee	(12,299)	—	—	—		(12,299)
Net loss	$(275,526)	$3,332	$(15,972)	$13,024		$(275,142)

Weighted average common shares outstanding (basic and diluted)	165,338					165,338

Net loss per common share (basic and diluted)	$(1.67)					$(1.66)
The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

SERVICE PROPERTIES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS
For the Nine Months Ended September 30, 2025
(amounts in thousands, except per share data)

		Transaction Accounting Adjustments
	Historical	Prior Closings	Subsequent Closings	Last Closings	Pro Forma
	(A)	(B)	(C)	(D)
Revenues:
Hotel operating revenues	$1,116,944	$(34,080)	$(74,864)	$(23,502)	$984,498
Rental income	300,441	—	—	—	300,441
Total revenues	1,417,385	(34,080)	(74,864)	(23,502)	1,284,939

Expenses:
Hotel operating expenses	963,111	(30,748)	(64,107)	(19,570)	848,686
Net lease operating expenses	16,303	—	—	—	16,303
Depreciation and amortization	238,583	(2,371)	(4,953)	(1,546)	229,713
General and administrative	30,831	—	—	—	30,831
Transaction related costs	4,139	—	—	—	4,139
Loss on asset impairment	81,788	—	—	—	81,788
Total expenses	1,334,755	(33,119)	(69,060)	(21,116)	1,211,460

Gain on sale of real estate, net	25,846	—	—	—	25,846
Interest income	6,912	—	—	—	6,912
Interest expense	(311,972)	—	—	—	(311,972)
Loss on early extinguishment of debt, net	(529)	—	—	—	(529)
Loss before income tax expense and equity in losses of an investee	(197,113)	(961)	(5,804)	(2,386)	(206,264)
Income tax expense	(1,553)	—	—	—	(1,553)
Equity in losses of an investee	(2,873)	—	—	—	(2,873)
Net loss	$(201,539)	$(961)	$(5,804)	$(2,386)	$(210,690)

Weighted average common shares outstanding (basic and diluted)	165,816				165,816

Net loss per common share (basic and diluted)	$(1.22)				$(1.27)
The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

SERVICE PROPERTIES TRUST
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(dollars in thousands)

Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet
(A)    Represents SVC’s historical condensed consolidated balance sheet as of September 30, 2025, which was derived from SVC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.
(B)    Represents the removal of the assets and liabilities associated with the sale of 26 hotels in the Subsequent Closings of the 45 Hotel Sale Portfolio, described as follows:
•two hotels with a total of 235 keys for a combined sales price of $10.0 million, excluding closing costs, or the October 15 Closing, as previously reported in SVC’s Current Report on Form 8-K filed on October 21, 2025;
•one hotel with a total of 152 keys for a sales price of $27.5 million, excluding closing costs, or the October 22 Closing, as previously reported in SVC’s Current Report on Form 8-K filed on October 28, 2025;
•three hotels with a total of 390 keys for a combined sales price of $29.0 million, excluding closing costs, or the October 29 Closing, as previously reported in SVC’s Current Report on Form 8-K filed on November 4, 2025;
•four hotels with a total of 459 keys for a combined sales price of $23.5 million, excluding closing costs, or the November 13 Closing, as previously reported in SVC’s Current Report on Form 8-K filed on November 18, 2025;
•three hotels with a total of 357 keys for a combined sales price of $26.0 million, excluding closing costs, or the November 19 Closing, as previously reported in SVC’s Current Report on Form 8-K filed on November 24, 2025;
•eight hotels with a total of 1,038 keys for a combined sales price of $57.0 million, excluding closing costs, or the December 4 Closing, as previously reported in SVC’s Current Report on Form 8-K filed on December 9, 2025; and
•five hotels with a total of 679 keys for a combined sales price of $47.2 million, excluding closing costs, or the December 10 Closing, as previously reported in SVC’s Current Report on Form 8-K filed on December 16, 2025.
The October 15 Closing, October 22 Closing, October 29 Closing, November 13 Closing, November 19 Closing, December 4 Closing and December 10 Closing are collectively referred to as the Subsequent Closings. As previously reported in its Current Report on Form 8-K filed on October 6, 2025, SVC also sold 12 hotels in the 45 Hotel Sale Portfolio with a total of 1,662 keys for a combined sales price of $116.5 million, excluding closing costs, prior to September 30, 2025, or the Prior Closings. The impact of the Prior Closings is reflected in SVC’s historical condensed consolidated balance sheet as of September 30, 2025, and, accordingly, no transaction accounting adjustments are required. The transaction accounting adjustments for the Subsequent Closings are as follows:

	October 15 Closing	October 22 Closing	October 29 Closing	November 13 Closing	November 19 Closing	December 4 Closing	December 10 Closing	Total for Subsequent Closings
Assets of properties held for sale	$19,170	$19,082	$20,844	$29,956	$27,148	$63,680	$54,458	$234,338
Working capital(1)	(235)	(152)	(390)	(459)	(357)	(1,038)	(679)	(3,310)
Liabilities of properties held for sale	—	—	—	—	(111)	—	—	(111)
Net book value	$18,935	$18,930	$20,454	$29,497	$26,680	$62,642	$53,779	$230,917

Gross sales price	$10,000	$27,500	$29,000	$23,500	$26,000	$57,000	$47,200	$220,200
Estimated closing costs(2)	(300)	(825)	(870)	(705)	(780)	(1,710)	(1,416)	(6,606)
Estimated net proceeds	9,700	26,675	28,130	22,795	25,220	55,290	45,784	213,594
Net book value	(18,935)	(18,930)	(20,454)	(29,497)	(26,680)	(62,642)	(53,779)	(230,917)
Cumulative net income adjustment	$(9,235)	$7,745	$7,676	$(6,702)	$(1,460)	$(7,352)	$(7,995)	$(17,323)
(1)    Represents working capital previously advanced to Sonesta International Hotels Corporation. Any remaining working capital for sold hotels will be returned to SVC.
(2)    Represents estimated closing costs including broker’s commissions, legal fees, transfer and recording fees and other customary closing costs directly attributable to the sale of the hotels.

(C)    Represents the removal of the assets and liabilities associated with six hotels sold in the Last Closings of the 45 Hotel Sale Portfolio, described as follows:
•five hotels with a total of 732 keys for a combined sales price of $75.5 million, excluding closing costs, or the December 16 Closing; and
•one hotel with a total of 138 keys for a sales price of $15.0 million, excluding closing costs, or the December 17 Closing.
The December 16 Closing and December 17 Closing are collectively referred to as the Last Closings. The transaction accounting adjustments are as follows:

	December 16 Closing	December 17 Closing	Total for Last Closings
Assets of properties held for sale	$60,105	$17,497	$77,602
Working capital(1)	(732)	(138)	(870)
Liabilities of properties held for sale	(10)	(177)	(187)
Net book value	$59,363	$17,182	$76,545

Gross sales price	$75,500	$15,000	$90,500
Estimated closing costs(2)	(2,265)	(450)	(2,715)
Estimated net proceeds	73,235	14,550	87,785
Net book value	(59,363)	(17,182)	(76,545)
Cumulative net income adjustment	$13,872	$(2,632)	$11,240
(1)    Represents working capital previously advanced to Sonesta International Hotels Corporation. Any remaining working capital for sold hotels will be returned to SVC.
(2)    Represents estimated closing costs including broker’s commissions, legal fees, transfer and recording fees and other customary closing costs directly attributable to the sale of the hotels.
Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Loss
Year Ended December 31, 2024
(A)    Represents SVC’s historical consolidated statement of loss for the year ended December 31, 2024, which was derived from SVC’s Annual Report on Form 10-K for the year ended December 31, 2024.
(B)    Represents the removal of the historical revenues and expenses for the year ended December 31, 2024, of 12 hotels sold in the Prior Closings of the 45 Hotel Sale Portfolio.
(C)    Represents the removal of the historical revenues and expenses for the year ended December 31, 2024, and the estimated gain or loss on the sales of 26 hotels sold in the Subsequent Closings of the 45 Hotel Sale Portfolio. The transaction accounting adjustments are as follows:

	October 15 Closing	October 22 Closing	October 29 Closing	November 13 Closing	November 19 Closing	December 4 Closing	December 10 Closing	Total for Subsequent Closings
Hotel operating revenues	$(5,964)	$(5,816)	$(12,115)	$(13,152)	$(9,294)	$(33,604)	$(19,075)	$(99,020)
Hotel operating expenses	(5,534)	(4,848)	(9,742)	(10,955)	(8,060)	(26,685)	(17,445)	(83,269)
Depreciation and amortization	(2,055)	(1,240)	(1,532)	(2,904)	(2,148)	(4,674)	(2,549)	(17,102)
(Loss) gain on sale of real estate, net	(9,235)	7,745	7,676	(6,702)	(1,460)	(7,352)	(7,995)	(17,323)
Net (loss) income	$(7,610)	$8,017	$6,835	$(5,995)	$(546)	$(9,597)	$(7,076)	$(15,972)
(D)    Represents the removal of the historical revenues and expenses for the year ended December 31, 2024, of six hotels sold in the Last Closings of the 45 Hotel Sale Portfolio.
(E)    Represents the estimated gain on sale of six hotels sold in the Last Closings of the 45 Hotel Sale Portfolio, calculated as the estimated net proceeds of $87,785 less the net book value of the assets of $76,545 both as described in Note C of the adjustments to the unaudited pro forma condensed consolidated balance sheet.

Nine Months Ended September 30, 2025
(A)    Represents SVC’s historical condensed consolidated statement of loss for the nine months ended September 30, 2025, which was derived from SVC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.
(B)    Represents the removal of the historical revenues and expenses for the nine months ended September 30, 2025, of 12 hotels sold in the Prior Closings of the 45 Hotel Sale Portfolio.
(C)    Represents the removal of the historical revenues and expenses for the nine months ended September 30, 2025, of 26 hotels sold in the Subsequent Closings of the 45 Hotel Sale Portfolio. The transaction accounting adjustments are as follows:

	October 15 Closing	October 22 Closing	October 29 Closing	November 13 Closing	November 19 Closing	December 4 Closing	December 10 Closing	Total for Subsequent Closings
Hotel operating revenues	$(4,236)	$(5,061)	$(9,770)	$(10,109)	$(7,042)	$(24,316)	$(14,330)	$(74,864)
Hotel operating expenses	(3,851)	(3,769)	(7,702)	(8,417)	(6,507)	(19,659)	(14,202)	(64,107)
Depreciation and amortization	(545)	(374)	(369)	(729)	(546)	(1,238)	(1,152)	(4,953)
Net income (loss)	$160	$(918)	$(1,699)	$(963)	$11	$(3,419)	$1,024	$(5,804)
(D)    Represents the removal of the historical revenues and expenses for the nine months ended September 30, 2025, of six hotels sold in the Last Closings of the 45 Hotel Sale Portfolio.